                                                                 EXHIBIT 10.61.1


                                                                January 20, 1998
Virtual Mortgage Network, Inc.
4590 MacArthur Boulevard, Suite 175
Newport Beach, California 92660


Attention:  Michael Barron, Chairman & CEO


Gentlemen:

    The purpose of this letter is to confirm our understanding that the warrants we have been issued in connection with our loan to Virtual Mortgage Network, Inc. will not be exercisable until six months after the closing of the IPO (rather than the effectiveness of the Registration Statement), including the exercise, if any, of the "green shoe".

                                      AGREED TO AND CONFIRMED

                                      KAY CAPITAL COMPANY


                                      By:  /s/ EDWARD F. CRAWFORD
                                         ------------------------
                                         Edward F. Crawford